Parker Hannifin Corporation Fiscal 2023 Fourth Quarter & Full Year Earnings Presentation August 3, 2023 Exhibit 99.2

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements contained in this and other written and oral reports are made based on known events and circumstances at the time of release, and as such, are subject in the future to unforeseen uncertainties and risks. Often but not always, these statements may be identified from the use of forward-looking terminology such as “anticipates,” “believes,” “may,” “should,” “could,” “expects,” “targets,” “is likely,” “will,” or the negative of these terms and similar expressions, and include all statements regarding future performance, earnings projections, events or developments. Neither Parker nor any of its respective associates or directors, officers or advisers, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements will actually occur. Parker cautions readers not to place undue reliance on these statements. It is possible that the future performance and earnings projections of the company, including its individual segments, may differ materially from past performance or current expectations. Among other factors which may affect future performance are: changes in business relationships with and purchases by or from major customers, suppliers or distributors, including delays or cancellations in shipments; disputes regarding contract terms or significant changes in financial condition, changes in contract cost and revenue estimates for new development programs and changes in product mix; ability to identify acceptable strategic acquisition targets; uncertainties surrounding timing, successful completion or integration of acquisitions and similar transactions, including the integration of Meggitt PLC; the ability to successfully divest businesses planned for divestiture and realize the anticipated benefits of such divestitures; the determination to undertake business realignment activities and the expected costs thereof and, if undertaken, the ability to complete such activities and realize the anticipated cost savings from such activities; ability to implement successfully business and operating initiatives, including the timing, price and execution of share repurchases and other capital initiatives; availability, cost increases of or other limitations on our access to raw materials, component products and/or commodities if associated costs cannot be recovered in product pricing; ability to manage costs related to insurance and employee retirement and health care benefits; legal and regulatory developments and changes; compliance costs associated with environmental laws and regulations; potential supply chain and labor disruptions, including as a result of labor shortages; threats associated with international conflicts and efforts to combat terrorism and cyber security risks; uncertainties surrounding the ultimate resolution of outstanding legal proceedings, including the outcome of any appeals; local and global political and competitive market conditions, including global reactions to U.S. trade policies, and resulting effects on sales and pricing; and global economic factors, including manufacturing activity, air travel trends, currency exchange rates, difficulties entering new markets and general economic conditions such as inflation, deflation, interest rates (including fluctuations associated with any potential credit rating decline) and credit availability; inability to obtain, or meet conditions imposed for, required governmental and regulatory approvals; changes in consumer habits and preferences; government actions, including the impact of changes in the tax laws in the United States and foreign jurisdictions and any judicial or regulatory interpretation thereof; and large scale disasters, such as floods, earthquakes, hurricanes, industrial accidents and pandemics. Readers should consider these forward-looking statements in light of risk factors discussed in Parker’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022 and other periodic filings made with the SEC. This presentation contains references to non-GAAP financial information including organic sales for Parker and by segment, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, EBITDA margin, adjusted EBITDA, adjusted EBITDA margin, Gross Debt to Adjusted EBITDA, Net Debt to Adjusted EBITDA and free cash flow. EBITDA is defined as earnings before interest, taxes, depreciation and amortization. For Parker, adjusted EBITDA is defined as EBITDA before business realignment, Integration costs to achieve, acquisition related expenses, and other one-time items. Free cash flow is defined as cash flow from operations less capital expenditures. Although organic sales, adjusted earnings per share, adjusted segment operating margin for Parker and by segment, adjusted net income, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin and free cash flow are not measures of performance calculated in accordance with GAAP, we believe that they are useful to an investor in evaluating the company performance for the period. Detailed reconciliations of these non-GAAP financial measures to the comparable GAAP financial measures have been included in the appendix to this presentation. Effective July 1, 2022, the company began classifying certain expenses, previously classified as cost of sales, as selling, general and administrative expenses (“SG&A”) or within other (income) expense, net. During the integration of recently acquired businesses, the company has seen diversity in practice of the classifications of certain expenses, and the reclassification was made to better align the presentation of expenses on the Consolidated Statement of Income with management’s internal reporting. The expenses reclassified from cost of sales to SG&A relate to certain administrative activities conducted in production facilities and research and development. Foreign currency transaction expense was also reclassified from cost of sales to other (income) expense, net on the Consolidated Statement of Income. These reclassifications had no impact on net income, earnings per share, cash flows, segment reporting or the financial position of the Company and were retrospectively applied to all periods presented in the financial tables of this presentation. Please visit www.PHstock.com for more information 2

FY23 Q4: Outstanding Performance 3 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY23 Q4 As Reported: Segment Operating Margin of 22.1%. 2. Backlog coverage is the FY23 Q4 ending backlog as the % of FY24 sales guidance midpoint.  Top quartile safety performance; 20% reduction in recordable incidents  Record sales of $5.1B, +22% vs. prior year, +6% organic growth1  Record adjusted segment margin of 24.0%, +110 bps vs. prior  Backlog coverage2 remains resilient at ~55%; backlog +1% sequentially A Strong Finish to a Great Year

FY23 – A Transformational Year 4 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY23 As Reported: Segment Operating Margin of 19.1%, EPS of $16.04. FY23 Highlights $19B Sales 11% Organic Sales Growth1 +60bps Adjusted Segment Margin1 15% Adjusted EPS Growth1 $3B Operating Cash Flow  Top quartile safety & engagement  ~30% exposure to Aerospace & Defense  Meggitt exceeding expectations  Great cash generation and debt paydown

Longer Cycle Shorter Cycle Industrial Aftermarket Longer Cycle + Secular Trends Shorter Cycle Industrial Aftermarket FY15 FY23 Update Expanding Longer Cycle and Secular Trend Exposure Revenue Mix Reflects Transforming Portfolio Longer Cycle + Secular Trends FY27 Illustration Longer Cycle + Secular Trends Shorter Cycle Industrial Aftermarket 5

Future Sales Growth Drivers

	Our Business System	Macro CapEx Investment	Innovation	Acquisitions	Secular Growth
Strategic Growth Drivers	The Win Strategy™	▪ Address last decade under investment ▪ Supply chain development ▪ Mega Projects	▪ New Product Blueprinting ▪ Simple by Design™ ▪ Product Vitality	▪ CLARCOR ▪ LORD ▪ Exotic ▪ Meggitt	▪ Aerospace ▪ Digital ▪ Electrification ▪ Clean Technologies
Outcomes	Growth & Financial Performance	Machinery automation, expansion & secular trends	Faster growth & support secular trends	Accretive & longer cycle growth	2/3's Portfolio enable Clean Technologies

FY27 Target 4-6% Organic Growth over the Cycle

Parker

6

Enabling Engineering Breakthroughs that Lead to a Better Tomorrow



Climate Action

- On Track - Carbon Neutral by 2040
- 20% Carbon Reduction in FY23[1]
- 1st Quartile CDP Climate Change



Parker Teams & Communities

- 20% Safety Incident Reduction in FY23
- 10,000+ volunteer hours in FY23
- ~$67M donated to our communities over past 10 years



Clean Technologies

- Continued Technology Advancement
- 2/3 of Portfolio Enables Clean Tech
- Parker's BOM Increases ~1.5 to 2X on Electric Applications

Parker

1. Data represents a rolling 12-month through FY23 Q3.

7

Parker’s Promising Future 1. Adjusted numbers include certain non-GAAP financial measures. 22.9% FY23 FY27F Adjusted Segment Operating Margin1  Growth from secular trends  Building on transformation with Meggitt  Acceleration from Win Strategy 3.0  Top quartile performance  Organic growth 4-6% over the cycle $21.55 $30.00 FY23 FY27F +210 bps~40% Growth Adjusted EPS1 8 25%

Summary of Fiscal 2023 4th Quarter Highlights

FY23 Q4 Financial Summary 1. Sales figures As Reported. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. Note: FY22 Q4 As Reported: Segment Operating Margin of 20.9%, EBITDA Margin of 7.9%, Net Income of $129M, EPS of $0.99. $ Millions, except per share amounts FY23 Q4 FY23 Q4 FY22 Q4 YoY Change As Reported Adjusted¹ Adjusted¹ Adjusted Sales $5,096 $5,096 $4,188 +22% Segment Operating Margin 22.1% 24.0% 22.9% +110 bps EBITDA Margin 24.9% 24.4% 23.1% +130 bps Net Income $709 $791 $671 +18% EPS $5.44 $6.08 $5.16 +18% 10

FY23 Q4 Adjusted Earnings per Share Bridge 1. FY22 Q4 As Reported EPS of $0.99. FY23 Q4 As Reported EPS of $5.44. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 11 $5.16 $6.13 $5.16 $6.08

FY23 Q4 Segment Performance

	Sales As Reported $ Organic %[1]	Segment Operating Margin As Reported	Segment Operating Margin Adjusted[1]	Order Rates[2]	Commentary
Diversified Industrial North America	$2,301M **+4.9% Organic**	21.3%	23.5% **+60 bps YoY**	(8%)	• Backlog coverage supported growth • Productivity & supply chain improvement • Excellent operating execution
Diversified Industrial International	$1,512M **+3.9% Organic**	20.5%	23.3% **+90 bps YoY**	(1%)	• Organic growth[1]: EMEA +0.8%, AP +8.6% • Margin expansion driven by cost control • Distribution mix continues to expand
Aerospace Systems	$1,283M **+16.0% Organic**	25.5%	25.8% **+160 bps YoY**	+28%	• 20%+ commercial organic growth; military OEM returns to growth • Strong aftermarket mix • Excellent performance of legacy & Meggitt
Parker	$5,096M **+6.4% Organic**	22.1%	24.0% **+110 bps YoY**	+3%	• Record adjusted segment margin of 24%[1] • Aerospace strength drives positive orders • Strong finish to an outstanding year

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.
2. Diversified Industrial orders are on a 3-month average computation and Aerospace Systems are rolling 12-month average computations. Beginning FY23 Q3, orders include acquisitions and exclude divestitures and currency.

Parker

12

Record FY23 Cash Flow Performance  Cash Flow from Operations of 15.6% • $3 Billion - an increase of 22% YoY  Free Cash Flow of 13.6%1 • Capex of 2.0% of sales  Transaction expenses: • A use of cash of ~1% of sales  Free Cash Flow Conversion of 125%1 1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 13 Free Cash Flow1 $2,212 $2,599 d FY22 FY23 13.9% 13.6% Cash Flow from Operations $2,442 $2,980 Adj. EPS 15.4% 15.6% FY22 FY23 $ in millions % to sales

Debt & Leverage Reduction Ahead of Schedule

- ~$850M debt reduction during Q4
  - $1.4B since Meggitt acquisition close
  - Paid down ~35% of total deal consideration since announcement
- Achieved ~1x leverage reduction
  - Since Meggitt acquisition close
- Expect ~$2B debt paydown in FY24
- Target 2.0x leverage during FY25



Gross Debt / Adj. EBITDA[1]
3.8x
3.6x
3.2x
2.8x
FY23 Q1
FY23 Q2
FY23 Q3
FY23 Q4



Net Debt / Adj. EBITDA[1]
3.6x
3.4x
3.1x
2.7x
FY23 Q1
FY23 Q2
FY23 Q3
FY23 Q4

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

Parker

14

FY24 Guidance

EPS Midpoint: $18.55 As Reported, $22.40 Adjusted

Guidance Metric	FY24 Full Year	Key Assumptions
Reported Sales	**3% - 6%**	▪ Backlog coverage continues to support growth ▪ ~$460M net sales from acquisitions and divestitures ▪ Reported sales split: 1H: 49%, 2H: 51%
Organic Sales Growth[1]	**~1.5%**	▪ Expect HSD organic growth from Aerospace ▪ Organic growth: 1H: ~2.5%, 2H: ~0.5%
Adj. Operating Margin[1]	**23.0% - 23.4%**	▪ 30bps margin expansion ▪ ~30% incremental margin
Adj. EPS[1]	**$21.90 - $22.90**	▪ Tax rate: ~23.5% ▪ EPS split: 1H: 46%, 2H: 54%
Free Cash Flow[1]	**$2.6B - $3.0B**	▪ CapEx: ~2% of sales ▪ FCF Conversion >100%

1. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations.

Parker

15

FY24 Adjusted Earnings per Share Bridge 1. FY23 As Reported EPS of $16.04. FY24 As Reported midpoint guidance EPS of $18.55. Adjusted numbers include certain non-GAAP financial measures. See Appendix for additional details and reconciliations. 2. Interest income is included in other expense on the income statement 16 $21.55 $22.40 2

Key Messages and Outlook  Successful Meggitt integration, synergies ahead of schedule  ~30% exposure to Aerospace & Defense markets  Longer cycle & more resilient revenue mix: ~85% by FY27 A Promising Future  Top quartile safety and engaged people  Continue performance acceleration from The Win Strategy™ 3.0  Proven track record - our people and performance through cycles Top Quartile Performance  Well positioned to capitalize on the growth from secular trends  Committed to FY27 Targets  Continue to be great generators and deployers of cash 17 Portfolio Transformation

Annual Meeting of Shareholders October 25, 2023 FY24 Q1 Earnings Release November 2, 2023 FY24 Q2 Earnings Release February 1, 2024 FY24 Q3 Earnings Release May 2, 2024 FY24 Q4 Earnings Release August 8, 2024 Upcoming Event Calendar

Appendix  FY24 Guidance Details  Reconciliation of Organic Growth  Adjusted Amounts Reconciliation – Consolidated  Adjusted Amounts Reconciliation – Segment Operating Income  Reconciliation of EBITDA to Adjusted EBITDA  Reconciliation of Gross and Net Debt to Adjusted EBITDA  Reconciliation of Free Cash Flow Conversion  Supplemental Sales Information – Global Technology Platforms  Reconciliation of Forecasted Segment Operating Margin  Reconciliation of Forecasted EPS 19

FY24 Guidance Details Sales Growth vs. Prior Year As Reported Organic1 Diversified Industrial North America 0.5% - 3.5% ~1% Diversified Industrial International -3.0% - 0% ~(2.5%) Aerospace Systems 15.5% - 18.5% ~8% Parker 3% - 6% ~1.5% Segment Operating Margins As Reported Adjusted1 Diversified Industrial North America 20.7% - 21.1% 23.0% - 23.4% Diversified Industrial International 20.3% - 20.7% 22.8% - 23.2% Aerospace Systems 17.1% - 17.5% 23.2% - 23.6% Parker 19.7% - 20.1% 23.0% - 23.4% Earnings Per Share As Reported Adjusted1 Midpoint $18.55 $22.40 Range $18.05 - $19.05 $21.90 - $22.90 1. Adjusted numbers include certain non-GAAP financial measures. Detail of Pre-Tax Adjustments to: Segment Margins Below Segment Acquired Intangible Asset Amortization ~$550M — Business Realignment Charges ~$70M — Integration Costs to Achieve ~$35M — 20 Additional Items As Reported and Adjusted1 Corporate G&A ~$242M Interest Expense ~$525M Other Expense ~$25M Reported Tax Rate ~23.5% Diluted Shares Outstanding ~130M

Reconciliation of Organic Growth 21

Reconciliation of Organic Growth 22

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

Quarter-to-Date FY 2023

	As Reported June 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Meggitt Early Debt Retirement	Adjusted June 30, 2023	% of Sales
Net sales	$ 5,095,943	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ **5,095,943**	**100.0 %**
Cost of sales	3,262,860	64.0 %	27,990	5,247	5,197	-	(57,992)	-	**3,282,418**	**64.4 %**
Selling, general and admin. expenses	834,940	16.4 %	98,306	3,979	13,589	2,754	-	-	**716,312**	**14.1 %**
Interest expense	157,176	3.1 %	-	-	-	-	-	9,999	**147,177**	**2.9 %**
Other (income) expense, net	(62,228)	(1.2)%	-	-	-	-	-	-	**(62,228)**	**(1.2)%**
Income before income taxes	903,195	17.7 %	(126,296)	(9,226)	(18,786)	(2,754)	57,992	(9,999)	**1,012,264**	**19.9 %**
Income taxes	194,117	3.8 %	30,816	2,251	4,584	672	(14,150)	2,440	**220,730**	**4.3 %**
Net income	709,078	13.9 %	(95,480)	(6,975)	(14,202)	(2,082)	43,842	(7,559)	**791,534**	**15.5 %**
Less: Noncontrolling interests	122	0.0 %	-	-	-	-	-	-	**122**	**0.0 %**
Net income - common shareholders	$ 708,956	13.9 %	$ (95,480)	$ (6,975)	$ (14,202)	$ (2,082)	$ 43,842	$ (7,559)	$ **791,412**	**15.5 %**
Diluted earnings per share	$ 5.44		$ (0.73)	$ (0.06)	$ (0.11)	$ (0.02)	$ 0.34	$ (0.06)	$ **6.08**	

(Dollars in thousands, except per share data)
(Unaudited)

Quarter-to-Date FY 2022

	As Reported June 30, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Lord Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Meggitt Costs to Achieve	Adjusted June 30, 2022	% of Sales
Net sales	$ 4,187,832	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ **4,187,832**	**100.0 %**
Cost of sales*	2,768,925	66.1 %	15,584	2,696	39	-	-	-	**2,750,606**	**65.7 %**
Selling, general and admin. expenses*	650,956	15.5 %	61,489	2,310	608	10,655	-	1,177	**574,717**	**13.7 %**
Interest expense	71,270	1.7 %	-	-	-	-	-	-	**71,270**	**1.7 %**
Other (income) expense, net*	578,513	13.8 %	-	(60)	-	1,007	619,061	-	**(41,495)**	**(1.0)%**
Income before income taxes	118,168	2.8 %	(77,073)	(4,946)	(647)	(11,662)	(619,061)	(1,177)	**832,734**	**19.9 %**
Income taxes	(10,738)	(0.3)%	17,341	1,113	146	2,624	150,432	265	**161,183**	**3.8 %**
Net income	128,906	3.1 %	(59,732)	(3,833)	(501)	(9,038)	(468,629)	(912)	**671,551**	**16.0 %**
Less: Noncontrolling interests	75	0.0 %	-	-	-	-	-	-	**75**	**0.0 %**
Net income - common shareholders	$ 128,831	3.1 %	$ (59,732)	$ (3,833)	$ (501)	$ (9,038)	$ (468,629)	$ (912)	$ **671,476**	**16.0 %**
Diluted earnings per share	$ 0.99		$ (0.46)	$ (0.03)	$ -	$ (0.07)	$ (3.60)	$ (0.01)	$ **5.16**	

*Prior period amounts have been recast to reflect the income statement reclassification.

23

Adjusted Amounts Reconciliation
Consolidated Statement of Income

(Dollars in thousands, except per share data)
(Unaudited)

Year-to-Date FY 2023

	As Reported June 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Net Gain on Divestitures	Amortization of Inventory Step-Up to FV	Meggitt Early Debt Retirement	Adjusted June 30, 2023	% of Sales
Net sales	$ 19,065,194	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ 19,065,194**	**100.0 %**
Cost of sales	12,635,892	66.3 %	99,619	15,993	12,552	-	-	-	109,981	-	**12,397,747**	**65.0 %**
Selling, general and admin. expenses	3,354,103	17.6 %	401,094	10,713	82,887	114,604	-	-	-	-	**2,744,805**	**14.4 %**
Interest expense	573,894	3.0 %	-	-	-	-	-	-	-	9,999	**563,895**	**3.0 %**
Other (income) expense, net	(178,359)	(0.9)%	-	-	-	51,690	389,992	(362,003)	-	-	**(258,038)**	**(1.4)%**
Income before income taxes	2,679,664	14.1 %	(500,713)	(26,706)	(95,439)	(166,294)	(389,992)	362,003	(109,981)	(9,999)	**3,616,785**	**19.0 %**
Income taxes	596,128	3.1 %	120,844	6,453	23,043	39,447	94,713	(90,931)	26,370	2,440	**818,507**	**4.3 %**
Net income	2,083,536	10.9 %	(379,869)	(20,253)	(72,396)	(126,847)	(295,279)	271,072	(83,611)	(7,559)	**2,798,278**	**14.7 %**
Less: Noncontrolling interests	600	0.0 %	-	-	-	-	-	-	-	-	**600**	**0.0 %**
Net income - common shareholders	$ 2,082,936	10.9 %	$ (379,869)	$ (20,253)	$ (72,396)	$ (126,847)	$ (295,279)	$ 271,072	$ (83,611)	$ (7,559)	**$ 2,797,678**	**14.7 %**
Diluted earnings per share	$ 16.04		$ (2.92)	$ (0.16)	$ (0.56)	$ (0.98)	$ (2.27)	$ 2.08	$ (0.64)	$ (0.06)	**$ 21.55**	

(Dollars in thousands, except per share data)
(Unaudited)

Year-to-Date FY 2022

	As Reported June 30, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Lord Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Russia Liquidation	Meggitt Cost to Achieve		Adjusted June 30, 2022	% of Sales
Net sales	$ 15,861,608	100.0 %	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	**$ 15,861,608**	**100.0 %**
Cost of sales*	10,550,309	66.5 %	61,888	5,007	181	-	-	9,493	-	-	**10,473,740**	**66.0 %**
Selling, general and admin. expenses*	2,504,061	15.8 %	252,562	9,747	3,408	44,190	-	2,847	1,177	-	**2,190,130**	**13.8 %**
Interest expense	255,252	1.6 %	-	-	-	-	-	-	-	-	**255,252**	**1.6 %**
Other (income) expense, net*	937,760	5.9 %	-	3	-	51,537	1,015,426	7,717	-	-	**(136,923)**	**(0.9)%**
Income before income taxes	1,614,226	10.2 %	(314,450)	(14,757)	(3,589)	(95,727)	(1,015,426)	(20,057)	(1,177)	-	**3,079,409**	**19.4 %**
Income taxes	298,040	1.9 %	71,223	3,340	813	21,627	240,901	2,089	265	-	**638,298**	**4.0 %**
Net income	1,316,186	8.3 %	(243,227)	(11,417)	(2,776)	(74,100)	(774,525)	(17,968)	(912)	-	**2,441,111**	**15.4 %**
Less: Noncontrolling interests	581	0.0 %	-	-	-	-	-	-	-	-	**581**	**0.0 %**
Net income - common shareholders	$ 1,315,605	8.3 %	$ (243,227)	$ (11,417)	$ (2,776)	$ (74,100)	$ (774,525)	$ (17,968)	$ (912)	$ -	**$ 2,440,530**	**15.4 %**
Diluted earnings per share	$ 10.09		$ (1.87)	$ (0.09)	$ (0.02)	$ (0.57)	$ (5.94)	$ (0.13)	$ (0.01)	$ -	**$ 18.72**	

*Prior period amounts have been recast to reflect the income statement reclassification.

24

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2023									
	As Reported June 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Amortization of Inventory Step-Up to FV	Meggitt Early Debt Retirement	Adjusted June 30, 2023	% of Sales[2]
Diversified Industrial:										
North America[1]	$ 490,823	21.3%	$ 47,138	$ 1,792	$ 877	$ -	$ -	$ -	$ 540,630	23.5%
International[1]	309,373	20.5%	34,935	7,385	358	-	-	-	352,051	23.3%
Total Diversified Industrial[1]	800,196	21.0%	82,073	9,177	1,235	-	-	-	892,681	23.4%
Aerospace Systems[1]	327,595	25.5%	44,223	49	17,551	-	(57,992)	-	331,426	25.8%
Total segment operating income	1,127,791	22.1%	(126,296)	(9,226)	(18,786)	-	57,992	-	1,224,107	24.0%
Corporate administration	83,336	1.6%	-	-	-	-	-	-	83,336	1.6%
Income before interest and other	1,044,455	20.5%	(126,296)	(9,226)	(18,786)	-	57,992	-	1,140,771	22.4%
Interest expense	157,176	3.1%	-	-	-	-	-	9,999	147,177	2.9%
Other (income) expense	(15,916)	-0.3%	-	-	-	2,754	-	-	(18,670)	-0.4%
Income before income taxes	$ 903,195	17.7%	$ (126,296)	$ (9,226)	$ (18,786)	$ (2,754)	$ 57,992	$ (9,999)	$ 1,012,264	19.9%

(Dollars in thousands)
(Unaudited)

	Quarter-to-Date FY 2022									
	As Reported June 30, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Lord Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Meggitt Cost to Achieve	Adjusted June 30, 2022	% of Sales[2]
Diversified Industrial:										
North America[1]	$ 430,142	20.6%	$ 46,630	$ 670	$ 214	$ -	$ -	$ -	$ 477,656	22.9%
International[1]	296,838	20.8%	17,701	4,282	433	-	-	-	319,254	22.4%
Total Diversified Industrial[1]	726,980	20.7%	64,331	4,952	647	-	-	-	796,910	22.7%
Aerospace Systems[1]	149,368	22.1%	12,742	54	-	-	-	1,177	163,341	24.2%
Total segment operating income	876,348	20.9%	(77,073)	(5,006)	(647)	-	-	(1,177)	960,251	22.9%
Corporate administration	70,635	1.7%	-	-	-	-	-	-	70,635	1.7%
Income before interest and other	805,713	19.2%	(77,073)	(5,006)	(647)	-	-	(1,177)	889,616	21.2%
Interest expense	71,270	1.7%	-	-	-	-	-	-	71,270	1.7%
Other (income) expense	616,275	14.7%	-	(60)	-	11,662	619,061	-	(14,388)	-0.3%
Income before income taxes	$ 118,168	2.8%	$ (77,073)	$ (4,946)	$ (647)	$ (11,662)	$ (619,061)	$ (1,177)	$ 832,734	19.9%

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

Parker

25

Adjusted Amounts Reconciliation
Segment Operating Income

(Dollars in thousands)
(Unaudited)

	Year-to-Date FY 2023											
	As Reported June 30, 2023	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Meggitt Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Net Gain on Divestitures	Amortization of Inventory Step-Up to FV	Meggitt Early Debt Retirement	Adjusted June 30, 2023	% of Sales[2]
Diversified Industrial:												
North America[1]	$ 1,853,079	20.8%	$ 181,954	$ 4,024	$ 4,636	$ -	$ -	$ -	$ -	$ -	$ 2,043,693	22.9%
International[1]	1,218,331	21.0%	85,825	19,617	3,875	-	-	-	-	-	1,327,648	22.9%
Total Diversified Industrial[1]	3,071,410	20.9%	267,779	23,641	8,511	-	-	-	-	-	3,371,341	22.9%
Aerospace Systems[1]	562,444	12.9%	232,934	3,065	86,928	-	-	-	109,981	-	995,352	22.8%
Total segment operating income	3,633,854	19.1%	(500,713)	(26,706)	(95,439)	-	-	-	(109,981)	-	4,366,693	22.9%
Corporate administration	229,677	1.2%	-	-	-	-	-	-	-	-	229,677	1.2%
Income before interest and other	3,404,177	17.9%	(500,713)	(26,706)	(95,439)	-	-	-	(109,981)	-	4,137,016	21.7%
Interest expense	573,894	3.0%	-	-	-	-	-	-	-	9,999	563,895	3.0%
Other (income) expense	150,619	0.8%	-	-	-	166,294	389,992	(362,003)	-	-	(43,664)	-0.2%
Income before income taxes	$ 2,679,664	14.1%	$ (500,713)	$ (26,706)	$ (95,439)	$ (166,294)	$ (389,992)	$ 362,003	$ (109,981)	$ (9,999)	$ 3,616,785	19.0%

(Dollars in thousands)
(Unaudited)

	Year-to-Date FY 2022											
	As Reported June 30, 2022	% of Sales	Acquired Intangible Asset Amortization	Business Realignment Charges	Lord Costs to Achieve	Acquisition Related Expenses	Loss on Deal-Contingent Forward Contracts	Russia Liquidation	Meggitt Cost to Achieve		Adjusted June 30, 2022	% of Sales[2]
Diversified Industrial:												
North America[1]	$ 1,515,259	19.7%	$ 188,325	$ 2,638	$ 1,171	$ -	$ -	$ -	$ -	$ -	$ 1,707,393	22.2%
International[1]	1,178,044	20.9%	75,105	11,149	2,418	-	-	6,257	-	-	1,272,973	22.6%
Total Diversified Industrial[1]	2,693,303	20.2%	263,430	13,787	3,589	-	-	6,257	-	-	2,980,366	22.3%
Aerospace Systems[1]	501,431	19.9%	51,020	967	-	-	-	6,570	1,177	-	561,165	22.3%
Total segment operating income	3,194,734	20.1%	(314,450)	(14,754)	(3,589)	-	-	(12,827)	(1,177)	-	3,541,531	22.3%
Corporate administration	219,699	1.4%	-	-	-	-	-	-	-	-	219,699	1.4%
Income before interest and other	2,975,035	18.8%	(314,450)	(14,754)	(3,589)	-	-	(12,827)	(1,177)	-	3,321,832	20.9%
Interest expense	255,252	1.6%	-	-	-	-	-	-	-	-	255,252	1.6%
Other (income) expense	1,105,557	7.0%	-	3	-	95,727	1,015,426	7,230	-	-	(12,829)	-0.1%
Income before income taxes	$ 1,614,226	10.2%	$ (314,450)	$ (14,757)	$ (3,589)	$ (95,727)	$ (1,015,426)	$ (20,057)	$ (1,177)	$ -	$ 3,079,409	19.4%

1. Segment operating income as a percent of sales is calculated on segment sales.
2. Adjusted amounts as a percent of sales are calculated on as reported sales.

Parker

26

Reconciliation of EBITDA to Adjusted EBITDA

(Dollars in thousands) (Unaudited)	Three Months Ended June 30, 2023	% of Sales	2022	% of Sales
Net sales	$ 5,095,943	100.0%	$ 4,187,832	100.0%
Net income	$ 709,078	13.9%	$ 128,906	3.1%
Income taxes	194,117	3.8%	(10,738)	-0.3%
Depreciation	82,767	1.6%	62,369	1.5%
Amortization	126,296	2.5%	77,073	1.8%
Interest expense	157,176	3.1%	71,270	1.7%
EBITDA	1,269,434	24.9%	328,880	7.9%
Adjustments:				
Business realignment charges	9,226	0.2%	4,946	0.1%
Meggitt costs to achieve	18,786	0.4%	1,177	0.0%
Lord costs to achieve	-	0.0%	647	0.0%
Acquisition-related expenses	2,754	0.1%	11,662	0.3%
Loss on deal-contingent forward contracts	-	0.0%	619,061	14.8%
Amortization of inventory step-up to FV	(57,992)	-1.1%	-	0.0%
EBITDA - Adjusted	$ 1,242,208	24.4%	$ 966,373	23.1%
EBITDA margin	24.9 %		7.9 %	
EBITDA margin - Adjusted	24.4 %		23.1 %	

(Dollars in thousands) (Unaudited)	Twelve Months Ended June 30, 2023	% of Sales	2022	% of Sales
Net sales	$ 19,065,194	100.0%	$ 15,861,608	100.0%
Net income	$ 2,083,536	10.9%	$ 1,316,186	8.3%
Income taxes	596,128	3.1%	298,040	1.9%
Depreciation	317,416	1.7%	257,314	1.6%
Amortization	500,713	2.6%	314,450	2.0%
Interest expense	573,894	3.0%	255,252	1.6%
EBITDA	4,071,687	21.4%	2,441,242	15.4%
Adjustments:				
Business realignment charges	26,706	0.1%	14,757	0.1%
Meggitt costs to achieve	95,439	0.5%	1,177	0.0%
Lord costs to achieve	-	0.0%	3,589	0.0%
Acquisition-related expenses	166,294	0.9%	95,727	0.6%
Loss on deal-contingent forward contracts	389,992	2.0%	1,015,426	6.4%
Net gain on divestitures	(362,003)	-1.9%	-	0.0%
Amortization of inventory step-up to FV	109,981	0.6%	-	0.0%
Russia Liquidation	-	0.0%	20,057	0.1%
EBITDA - Adjusted	$ 4,498,096	23.6%	$ 3,591,975	22.6%
EBITDA margin	21.4 %		15.4 %	
EBITDA margin - Adjusted	23.6 %		22.6 %	

27

Reconciliation of Gross and Net Debt / Adjusted EBITDA

(Unaudited)
(Dollars in thousands)

	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Notes payable and long-term debt payable within one year	$ 1,725,077	$ 1,994,333	$ 1,992,919	$ 3,763,175
Long-term debt	12,238,900	12,025,860	11,412,304	8,796,284
Add: Deferred debt issuance costs	87,934	83,758	79,018	74,713
Total gross debt	$ 14,051,911	$ 14,103,951	$ 13,484,241	$ 12,634,172
Cash and cash equivalents	$ 502,307	$ 756,055	$ 534,831	$ 475,182
Marketable securities and other investments	19,504	21,611	23,466	8,390
Total cash	$ 521,811	$ 777,666	$ 558,297	$ 483,572
Net debt (Gross debt less total cash)	$ 13,530,100	$ 13,326,285	$ 12,925,944	$ 12,150,600
TTM Net Sales	$ 16,331,574	$ 17,181,805	$ 18,157,083	$ 19,065,194
Net income	$ 1,252,760	$ 1,260,492	$ 1,503,364	$ 2,083,536
Income tax	293,066	311,753	391,273	596,128
Depreciation	258,530	280,656	297,018	317,416
Amortization	321,693	385,208	451,490	500,713
Interest Expense	313,696	399,267	487,988	573,894
TTM EBITDA	$ 2,439,745	$ 2,637,376	$ 3,131,133	$ 4,071,687
Adjustments:				
Business realignment charges	15,604	17,337	22,426	26,706
Costs to achieve	15,555	48,166	78,477	95,439
Acquisition-related costs	203,786	186,627	175,202	166,294
Loss on deal-contingent forward contracts	1,405,418	1,256,036	1,009,053	389,992
Gain on Aircraft Wheel & Brake divestiture	(372,930)	(372,930)	(372,930)	(372,930)
Amortization of inventory step-up to FV	18,358	130,331	167,973	109,981
Net loss on divestitures	0	0	10,927	10,927
Russia liquidation	20,057	20,057	0	0
TTM Adjusted EBITDA	$ 3,745,593	$ 3,923,000	$ 4,222,261	$ 4,498,096
Gross Debt/TTM Adjusted EBITDA	**3.8**	**3.6**	**3.2**	**2.8**
Net Debt/TTM Adjusted EBITDA	**3.6**	**3.4**	**3.1**	**2.7**

28

Reconciliation of Free Cash Flow Conversion 29 (Unaudited) (Dollars in thousands) 2023 2022 Net Income 2,083,536$ 1,316,186$ Cash Flow from Operations 2,979,930$ 2,441,730$ Capital Expenditures (380,747) (230,044) Free Cash Flow 2,599,183$ 2,211,686$ Free Cash Flow Conversion (Free Cash Flow / Net Income) 125% 168% Twelve Months Ended June 30,

Supplemental Sales Information Global Technology Platforms 30 (Unaudited) (Dollars in thousands) 2023 2022 2023 2022 Net sales Diversified Industrial: Motion Systems $ 992,659 $ 921,265 $ 3,830,062 $ 3,489,431 Flow and Process Control 1,263,428 1,229,853 4,939,356 4,616,270 Filtration and Engineered Materials 1,557,344 1,360,502 5,936,275 5,236,345 Aerospace Systems 1,282,512 676,212 4,359,501 2,519,562 Total $ 5,095,943 $ 4,187,832 $ 19,065,194 $ 15,861,608 Three Months Ended June 30, Twelve Months Ended June 30,

*Totals may not foot due to rounding Reconciliation of Forecasted Segment Operating Margin 31 (Unaudited) (Amounts in percentages) Fiscal Year 2024 Forecasted segment operating margin 19.7% to 20.1% Adjustments: Business realignment charges 0.4% Costs to achieve 0.2% Acquisition-related intangible asset amortization expense 2.8% Adjusted forecasted segment operating margin 23.0% to 23.4%

Reconciliation of EPS 1. This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the preceding line items of the table. We estimate the tax effect of each adjustment item by applying our overall effective tax rate for continuing operations to the pre-tax amount, unless the nature of the item and/or the tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment. 32 (Unaudited) (Amounts in dollars) Fiscal Year 2024 Forecasted earnings per diluted share $18.05 to $19.05 Adjustments: Business realignment charges 0.54 Costs to achieve 0.27 Acquisition-related intangible asset amortization expense 4.23 Tax effect of adjustments1 (1.19) Adjusted forecasted earnings per diluted share $21.90 to $22.90